SCHEDULE 14-A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
(   )   Preliminary Proxy Statement
( X )   Definitive Proxy Statement
(   )   Definitive Additional Materials
(   )   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
(   )   Confidential, For Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))

                            COLONIAL COMMERCIAL CORP.
                (Name of Registrant as Specified In Its Charter)

                   James W. Stewart, Executive Vice President
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
( X )   No fee required.
(   )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

         1)    Title of each class of securities to which transaction
               applies:
               ..............................................................

         2)    Aggregate number of securities to which transaction applies:
               ..............................................................

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
               ..............................................................

         4)    Proposed maximum aggregate value of transaction:
               ..............................................................

         5)    Total fee paid:
               ..............................................................

(   )    Fee paid previously with preliminary materials.
(   )    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid: ......................................

         2)    Form, Schedule or Registration Statement No.:
               ..............................................................

         3)    Filing Party: ................................................

         4)    Date Filed: ..................................................

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 29, 2004

      TO THE SHAREHOLDERS OF COMMON STOCK AND CONVERTIBLE PREFERRED STOCK:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Colonial Commercial Corp. will be held at the Roslyn Claremont Hotel, 1221 Old Northern Blvd., Roslyn, NY 11576 on September 29, 2004 at 10:30 A.M. local time, for the following purposes:

         1. To elect six Common Stock directors to serve for the term set forth in the accompanying proxy statement.

         2. To elect three Preferred Stock directors to serve for the term set forth in the accompanying proxy statement.

         3. To consider and act upon a proposal to ratify the selection by the Company's Board of Directors and Audit Committee of Weiser LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2004.

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only shareholders of record of shares of Common Stock and Convertible Preferred Stock at the close of business on August 20, 2004 are entitled to notice of and to vote at the meeting. Only shareholders of shares of Common Stock will be entitled to vote for the election of Common Stock directors and only shareholders of Convertible Preferred Stock will be entitled to vote for the election of Preferred Stock directors.

         A proxy statement and proxy form are enclosed herewith. A copy of the Company's Annual Report, including consolidated financial statements has been mailed to all shareholders with this Notice of Annual Meeting.

                                             By Order of the Board of Directors,
 Hicksville, New York                                           James W. Stewart
 August 20, 2004                                                       Secretary

--------------------------------------------------------------------------------
IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU ARE PLANNING TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AS SOON AS POSSIBLE. A POSTAGE-PAID, SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND IF PRESENT AT THE MEETING MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.
--------------------------------------------------------------------------------

                            COLONIAL COMMERCIAL CORP.
                               120 NEW SOUTH ROAD
                           HICKSVILLE, NEW YORK 11801

                         ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 29, 2004

PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies, in the form enclosed herewith, by the Board of Directors of Colonial Commercial Corp. (the Company), for use at the Annual Meeting of Shareholders to be held on September 29, 2004 at the Roslyn Claremont Hotel, 1221 Old Northern Blvd., Roslyn, NY 11576 at 10:30 A.M., or any adjournments thereof. This proxy statement and the enclosed form of proxy have been mailed to shareholders on or about August 25, 2004.

         All shares represented by a properly executed, proxy received in time for the meeting will be voted in accordance with the directions specified thereon and, as to any other matter properly coming before the meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies. Each proxy given by a shareholder may be revoked by him at any time prior to exercise by written notice to the Secretary of the Company.

         Only holders of Common Stock may vote with respect to the election of Common Stock directors. Any proxy received from a holder of Common Stock on which no direction is specified will be voted in favor of the nominees for election as Common Stock directors listed in this proxy statement.

         Only holders of Convertible Preferred Stock may vote with respect to the election of Preferred Stock directors. Any proxy received from a holder of Convertible Preferred Stock on which no direction is specified, will be voted in favor of the nominees for election as Preferred Stock directors listed in this proxy statement.

         Holders of Common Stock and Convertible Preferred Stock both may vote on the ratification of the selection of Weiser LLP as the Company's independent public accountants. Any proxy received from a holder of Common Stock and Convertible Preferred Stock on which no direction is specified, will be voted in favor of the ratification of the selection of Weiser LLP as the Company's independent public accountants.

         The cost of solicitation of proxies will be borne by the Company. The officers, directors or regular employees of the Company, who will not be compensated for such services, will solicit proxies personally.

         A copy of the Company's Annual Report, including consolidated financial statements for the fiscal year ended December 31, 2003 has been mailed with this proxy statement to each holder of shares of Common Stock and Convertible Preferred Stock of record at the close of business on August 20, 2004, the record date fixed by the Board of Directors for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

VOTING SECURITIES

         On such record date, the Company had 4,066,771 outstanding shares of Common Stock and 830,609 shares of Convertible Preferred Stock. Each share of Common Stock is entitled to one vote for the election of Common Stock directors, and each share of Convertible Preferred Stock is entitled to one vote for the election of Convertible Preferred Stock directors. Each share of Common Stock and each share of Convertible Preferred Stock is entitled to one vote on the ratification of the selection of Weiser LLP as the Company's independent public accountants, and on any other matter which may be properly presented at the meeting. The presence at the meeting in person or proxy, of the holders of one-third of the outstanding shares of Common Stock and one-third of the outstanding shares of Convertible Preferred Stock is necessary to constitute a quorum. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum

         The current members of the Company's Board of Directors, who have indicated that they intend to vote in favor of all of the Company's proposals, own 2,442,586 shares (57.25%) of Common Stock and 183,020 shares (22.03%) of Convertible Preferred Stock. (See Security Ownership of Certain Beneficial Owners and Management.)

         ELECTION OF DIRECTORS

         The Company's Restated Certificate of Incorporation provides for the Board of Directors to be composed of two classes. One class of three directors is to be elected only by the holders of the Company's Convertible Preferred Stock and the other class of six directors is to be elected only by the holders of the Company's Common Stock. All directors will hold office for one year until the Annual Meeting next following their election and until their respective successors shall be elected and shall qualify.

         Unless authority to vote for the proposed slate of directors or any individual director is withheld, all shares represented by the accompanying proxy received from a holder of Common Stock will be voted for the election of Messrs. Michael Goldman, Paul Hildebrandt, Bernard Korn, William Pagano, James
W. Stewart and Carl L. Sussman and all shares represented by the accompanying proxy received from a holder of Convertible Preferred Stock will be voted for the election of Messrs. William Koon, Ronald Miller and Jack Rose. The Company has no reason to believe that any of the nominees will become unavailable to serve as a director for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the persons designated as proxies reserve the right to substitute another person of their choice when voting at the Annual Meeting.

         There are no family relationships among the directors, nominees or executive officers and except for the arrangement described below with Michael Goldman, there are no arrangements or understandings between any such director or nominee and any other person pursuant to which any director or nominee was selected as such.

         Michael Goldman was appointed a director of the Company pursuant to a Private Placement Purchase Agreement ("Private Placement Agreement"), entered into by and among the Company and Goldman Associates of New York Inc. ("Goldman Associates").

         The following table contains certain information with respect to each nominee for election as a member of the Board. The information as to principal occupation for the last five years is in each instance based upon information furnished by each person. The term of each director elected at the meeting will expire at the 2005 Annual Meeting of Shareholders.

                                         PRINCIPAL            YEAR FIRST ELECTED
NAME                      AGE            OCCUPATION                AS DIRECTOR
--------------------------------------------------------------------------------

Nominees for Election as
Common Stock Directors:

Michael Goldman           66              President,                    2004 (a)
                                      Goldman Associates
                                   Wholesale Distributor to the
                                    Trade for Built-In Kitchen
                                          Appliances

Paul Hildebrandt          66          Private Investor                  2004 (a)

Bernard Korn              79          Chairman of the Board,            1964
                                   President and Chief Executive
                                       Officer of the Company

William Pagano            64       President of Universal               2001
                                   Supply Group, Inc., a
                                   wholly-owned  subsidiary
                                        of the Company

James W. Stewart          58       Executive Vice President,            1982
                                    Treasurer and Secretary
                                        of the Company

Carl L. Sussman           80         Private Investor                   1964


Nominees for Election
as Convertible Preferred
Stock Directors:

William Koon              74       President, Lord's Enterprises,       1983
                                          Grain Merchants

Ronald Miller             60         Attorney at Law                    1983

Jack Rose                 85         Private Investor                   1983

(a) Appointed as a director on July 29, 2004.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of August 20, 2004, information with respect to equity ownership by directors of the Company, holders of over 5% of a class of stock and of directors and officers of the Company as a group.



                        COMMON STOCK**                      CONVERTIBLE PREFERRED STOCK

                        AMOUNT  AND                              AMOUNT AND
                         NATURE OF                               NATURE OF
NAME OF BENEFICIAL      BENEFICIAL                PERCENT       BENEFICIAL    PERCENT
OWNER                   OWNERSHIP*               OF  CLASS      OWNERSHIP     OF CLASS

Michael Goldman          953,000 (8)              20.55%           --            --

Paul Hildebrandt          60,667 (9)(10)           1.31%           --            --

William Koon              23,082 (3)       (1)     (2)          11,259          1.36%

Bernard Korn             509,561 (4)       (1)    10.99%       119,694         14.41%

Ronald H. Miller                 (5)       (1)     (2)           3,696 (5)      (2)
                          12,000

William Pagano           667,973 (10)      (1)    14.40%           --            --

Jack Rose                156,196           (1)     3.37%        48,371          5.82%

James W. Stewart         149,000           (1)     3.21%           --            --

Carl L. Sussman          111,107 (6)       (1)     2.40%           --            --

Richard Rozzi            399,365                   8.61%           --            --

Rita C. Folger           478,658 (7)(10)          10.32%            61           --


All directors
and officers as a
group                  2,642,586                  56.99%       183,020         22.03%


The beneficial owners listed above have all given a business address of 120 New South Road, Hicksville, New York 11801.

* For the purposes of this table, "Beneficial Ownership" is defined as set forth in rule 13d-3 under the Securities Exchange Act of 1934, as amended. Except as set forth in the following notes, each person listed in the table has sole voting and sole investment power with respect to the shares of Common Stock listed in the table.

** The shares of Common Stock listed in the table do not reflect the conversion of the Company's Convertible Preferred Stock. If all of such Convertible Preferred Stock were to be converted, the percentage of ownership of Messrs. Goldman, Korn, Pagano, Rozzi, Ms. Folger and all directors and officers as a group would be 17.43%, 11.51%, 12.22%, 7.30%, 8.75% and 51.68%, respectively.


(1) Includes 87,000, 45,000, and 20,000 common shares subject to options which are exercisable within 60 days held by Messrs. Korn, Stewart and Pagano, respectively, and 12,000 common shares, subject to options, which are exercisable within 60 days held by each of Messrs. Sussman, Koon, Rose and Miller and 200,000 common shares subject to options, which are exercisable within 60 days held by all directors and officers as a group.

(2) Messrs. Miller and Koon, each are the beneficial owners of less than one percent of the Company's outstanding securities, excluding securities held by, or for the account of, the Company or its subsidiaries, plus securities deemed outstanding pursuant to Rule 13d-(3)-(d)(1) of the Exchange Act. As a result, their respective percentages of ownership have not been disclosed.

(3) Includes 10,600 shares of Common Stock and 5,000 shares of Convertible Preferred Stock owned by Mr. Koon's wife, of which shares Mr. Koon disclaims beneficial ownership.

(4) If only Mr. Korn were to convert his Convertible Preferred Stock, his percentage of ownership of Common Stock would be 13.23%.

(5) Includes 2,803 shares of Convertible Preferred Stock owned by Mr. Miller's wife, of which shares Mr. Miller disclaims beneficial ownership.

(6) Includes 44,107 shares of Common Stock owned jointly by Mr. Sussman and his wife.

(7) Ms. Folger is the wife of Oscar Folger, the Company's legal counsel. Mr. Folger disclaims beneficial ownership of his wife's shares.

(8) Includes 600,000 shares of Common Stock held by Goldman Associates of which Mr. Goldman is the majority owner, and 20,000 shares of Common Stock held by Mr. Goldman's wife of which Mr. Goldman has disclaimed beneficial ownership. Includes a warrant to purchase 150,000 shares of common stock at $3.00 per share. The Company owes Goldman Associates $750,000 pursuant to a secured note, which is subordinate to the Company's senior secured lender, bearing interest at the prime rate and due on December 31, 2008.

(9) The Company owes Mr. Hildebrandt $200,000 pursuant to a subordinate note in the amount of $150,000, due on September 30, 2008 and a $50,000 convertible note due 50% on July 27, 2008 and 50% on July 27, 2009.

(10) Includes 33,000 shares from the conversion rights at $3.00 per share on a $100,000 convertible note held by each of Mr. Pagano and Mrs. Folger and 16,667 shares for Mr. Hildebrandt on a $50,000 convertible note held by him.

INFORMATION CONCERNING OPERATION OF THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors is comprised of nine (9) members, of which four (4) are classified as "independent" as defined in the NASDAQ Stock Market Marketplace Rule 4200. The four independent directors are William Koon, Ronald Miller, Jack Rose and Carl L. Sussman.

During the year ended December 31, 2003, the Board of Directors had five meetings. All of the directors were present at all of such meetings during the period they served as directors. The Company does not have a policy requiring incumbent directors and director nominees to attend the Company's annual meeting of stockholders. The nine incumbent directors in office 2001 attended the last annual meeting, which was held in 2001.

The Board of Directors has an Audit Committee, a Convertible Preferred Stock Directors Nominating Committee and a Common Stock Directors Nominating Committee. The Board does not have a Compensation Committee, or any other committee of the Board of Directors performing equivalent functions.

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Serving on the Committee are Messrs. William Koon, Ronald Miller, Jack Rose and Carl L. Sussman. The Board of Directors has determined that it does not have an audit committee financial expert serving the audit committee. Whereas the Company trades on the OTC Bulletin Board, the board of directors has determined that it is not in the best interest of the Company to retain a director meeting such audit committee financial expert qualifications at this time. The functions of the Audit Committee are, among other things, to make recommendations concerning the selection each year of independent auditors to the Company, to review the effectiveness of the Company's internal accounting methods and procedures, to consider whether the Company's principal accountant's provision of non-audit services is compatible with maintaining the principal accountant's independence and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. To carry out its responsibilities, the Audit Committee met three times during fiscal 2003. The Board of Directors has determined that the members of the Audit Committee are" independent" as defined in the NASDAQ Stock Market's Marketplace Rule 4200. A copy of the amended and restated charter of the Audit Committee adopted by the Audit Committee on March 20, 2004 is attached hereto as Exhibit A.

The members of the Convertible Preferred Stock Directors Nominating Committee are Messrs. Jack Rose (Chairman), Ronald Miller and William Koon, each of whom are independent directors, as defined in the NASDAQ Stock Market's Marketplace Rule 4200. This committee met once in 2004 but did not meet during 2003 or 2002. The committee is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors of Colonial Commercial Corp., who are to be elected by the holders of the Convertible Preferred Stock. All of the nominees recommended for election to the Board of Directors at the Annual Meeting are directors standing for re-election. The committee does not have a written charter and although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the committee considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. In 2003 the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

The members of the Common Stock Directors Nominating Committee are Messrs. Korn, Sussman and Stewart, of which only Mr. Sussman is an independent director, as defined in the NASDAQ Stock Market's Marketplace Rule 4200. This committee met once in 2004, but did not meet during 2003 or 2002.This committee is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors of Colonial Commercial Corp., who are to be elected by the holders of the Common Stock. All of the nominees recommended for election to the Board of Directors at the Annual Meeting are directors standing for re-election. The Committee does not have a written charter and although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the committee considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. In 2003 the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

The Board of Directors will consider director candidates recommended by the Company's stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has provided such recommendation on a timely basis as described in "Proposals of Stockholders" below. To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders that beneficially owns five percent of its voting stock.

                             AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent accountants and management to review accounting, auditing, internal controls and financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the Company's independent auditors. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent accountants.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met three times during the calendar year 2003.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls. Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains independent auditors who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted auditing standards, and issuing a report thereon.

In performing its duties, the Audit Committee has reviewed and discussed the audited financial statements with management and the Company's independent auditors. The Audit Committee has also discussed with the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, "Communications with Audit Committee." SAS No. 61 requires the independent auditors to provide the Audit Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under auditing standards generally accepted in the United States of America, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and
(vi) any difficulties encountered in performing the audit. In addition, the Audit Committee received written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1, "Independence Discussions with Audit Committees." The independent auditors have discussed its independence with the Audit Committee, and has confirmed to us that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

    On the basis of the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                         Members of the Audit Committee

         William Koon                                Jack Rose
         Ronald H. Miller (Chairman)                 Carl L. Sussman


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         The Company believes that during the period from January 1, 2003 through August 20, 2004 all officers, directors and greater than ten-percent beneficial owners complied with Section 16(a) filing requirements.

STOCKHOLDERS COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Generally, stockholders who have questions or concerns regarding the Company should contact our Investor Relations Department at 516-681-4647. However, stockholders may communicate with the Board of Directors by sending a letter to Board of Directors of Colonial Commercial Corp., c/o Corporate Secretary, 120 New South Road, Hicksville, New York 11801. Any communications must contain a clear notation indicating that it is a "Stockholder-Board Communication" or a "Stockholder-Director Communication" and must identify the author as a stockholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed. The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

EXECUTIVE OFFICERS OF THE COMPANY

The names, ages and positions of the Registrant's executive officers are listed below, along with a brief account of their business experience during the last five years. Officers are appointed annually by the Board of Directors at its first meeting following the Annual Meeting of Stockholders and from time to time at the pleasure of the Board. There are no family relationships among these officers, nor any arrangement or understanding between any such officers and any other person pursuant to which any of such officers were selected as executive officers.

      NAME, AGE                                     BUSINESS EXPERIENCE
     AND POSITION                                 DURING PAST FIVE YEARS
     ------------                                 ----------------------

Bernard Korn,  79                           From prior to January 1999, Chairman
  Chairman of the Board,                      of the Board and President, Chief
  President, Chief Executive                  Executive Officer of the Company
  Officer

James W. Stewart, 58                       From prior to January 1999, Executive
  Executive Vice President,                    Vice President, Treasurer and
  Secretary, Treasurer                            Secretary of the Company.

William Pagano, 64                      From prior to January 1999, President of
  President, Universal Supply            Universal Supply Group, Inc., a wholly
  Group, Inc.                               owned subsidiary of the Company

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As indicated under "Information Concerning Operation of the Board of Directors and Committees" above, the Company does not have a Compensation Committee or any other committee of the Board of Directors performing equivalent functions. The Board of Directors makes decisions regarding compensation of executive officers of the Company. Three of the Company's executive officers, Bernard Korn, James W. Stewart and William Pagano, are directors of the Company as well as the sole directors of each of the Company's subsidiaries. Each of these individuals participated in deliberations of the Board during the fiscal year ended December 31, 2003 concerning executive officer compensation except that they abstained from deliberations and voting regarding their own compensation.

              BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

         The following Board of Directors' report on executive compensation and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report or the performance graph by reference therein.

         As required by the rules established by the Securities and Exchange Commission, the Board of Directors has prepared the following report on the compensation policies of the Board of Directors applicable to the Company's executive officers.

         The Company's executive compensation policies and programs are designed to retain talented executives and motivate them to achieve business objectives that will enhance stockholder value.

    The following is the Board's compensation policy: The Board of Directors (the "Board") is responsible for determining the annual salary, short-term and long-term incentive compensation, stock awards and other compensation of the executive officers. In its deliberations regarding compensation of executive officers, including the chief executive officer, the Board considered the following factors: (a) Company performance, both separately and in relation to similar companies, (b) the individual performance, experience and scope of responsibilities of each executive officer, (c) compensation and stock award information disclosed in the proxy statements of other companies, (d) historical compensation levels and stock awards at the Company, (e) the overall competitive environment for executives and the level of compensation necessary to attract and retain executive talent and (f) the recommendations of management. The assessments were not subject to specific weightings or formulas. There was no pay increase for the Chief Executive Officer or other executive officers for fiscal 2003.

The Company's compensation program for executives consists of three elements:

         -  a base salary,

         -  a performance-based annual bonus, and

         -  periodic grants of stock options.

         BASE SALARY

         The salaries for the executive officers are designed to retain qualified and dedicated executive officers. The Board of Directors reviews salary recommendations made by the Company's Chief Executive Officer (CEO), and evaluates individual responsibility levels, performance and length of service.

         ANNUAL BONUS

         Bonus compensation provides the Company with a means of rewarding performance, based upon the attainment of corporate profitability during the year. Mr. Pagano, pursuant to his employment contract, receives annual bonuses based on a percentage of earnings of his subsidiary. Mr. Pagano accrued a bonus of $232,257 for the year ended December 31, 2003.

         STOCK OPTIONS

         During 2003, 104,000 stock options were granted to the Company's employees, including the executive officers.

         CHIEF EXECUTIVE OFFICER'S COMPENSATION

         The CEO's compensation was determined on the basis of the same factors utilized to compensate other executives.


                           by: The Board of Directors

             Bernard Korn (Chairman)               Jack Rose
             William Koon                          James W. Stewart
             Ronald Miller                         Carl L.Sussman
             William Pagano



         EXECUTIVE COMPENSATION

         The following table sets forth information about compensation paid or owed by the Company during the fiscal years ended December 31, 2003, 2002 and 2001 to Bernard Korn, James W. Stewart and William Pagano, the only officers of the Company and its subsidiaries whose compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE
                                                                     LONG-TERM
                                          ANNUAL COMPENSATION       COMPENSATION
                                                      INCENTIVE         STOCK
NAME AND PRINCIPAL POSITION    YEAR     SALARY ($)  COMPENSATION($)    OPTIONS#
---------------------------    -----    ----------  --------------     --------
Bernard Korn                   2003       158,654         -             62,000
Chairman of the Board,         2002       200,000         -               -
President, Chief Executive     2001       221,154         -               -
Officer and Director

James W. Stewart               2003       105,769         -             20,000
Executive Vice President,      2002       130,329         -               -
Treasurer, Secretary           2001       167,967         -               -
and Director

William Pagano                 2003       200,000     232,257             -
President, Universal Supply    2002       200,000     194,734             -
Group, Inc.                    2001       200,000     147,640             -


OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning stock options granted during the 2003 fiscal year for the persons named in the Summary Compensation Table.



            OPTION GRANTS IN THE CALENDAR YEAR ENDED DECEMBER 31,2003

                   Number of   Percentage of Total                        Grant
                  Securities   Options Granted to                          Date
                  Underlying      All Employees    Exercise  Expiration  Present
    Name            Options      in Fiscal Year     Price       Date      Value
    ----            -------      --------------     -----       ----      -----
Bernard Korn        62,000             60%           .25     02/11/2013   15,600
James W. Stewart    20,000             19%           .25     02/11/2013    4,490

         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
             AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information concerning the value of unexercised stock options at the end of the 2003 fiscal year for the persons named in the Summary Compensation Table Value of

                                                NUMBER OF         UNEXERCISED
                                               UNEXERCISED        IN-THE-MONEY
                      SHARES                    OPTIONS AT        OPTIONS AT
                   ACQUIRED ON       VALUE    FISCAL YEAR-END   FISCAL YEAR-END
                     EXERCISE      REALIZED     EXERCISABLE/     EXERCISABLE/
                       (#)            ($)      UNEXERCISABLE     UNEXERCISABLE
 Bernard Korn           0              0         87,000/0          $56,550/0
 James W. Stewart       0              0         45,000/0          $29,250/0
 William Pagano         0              0         20,000/0          $13,000/0

         There were no options exercised during the 2003 calendar year.

         Report on re-pricing options

         The board of directors decided to re-price all outstanding options on February 11, 2003 in order to provide the appropriate incentives to the Company's executives and board members to return the Company to profitability and restore shareholders' equity value. The following table set forth information concerning the re-pricings of options held by any executive officer during the last ten fiscal years:

                                                                                               LENGTH OF
                                                                                               ORIGINAL
                                      NUMBER OF         MARKET                                  OPTION
                                     SECURITIES        PRICE OF       EXERCISE                   TERM
                                     UNDERLYING        STOCK AT       PRICE AT      NEW       REMAINING
                                       OPTIONS          TIME OF       TIME OF     EXERCISE    AT DATE OF
     NAME               DATE          RE-PRICED       RE-PRICING     RE-PRICING    PRICE      RE-PRICING
     ----               ----          ---------       ----------     ----------    -----      ----------
Bernard Korn        02/11/2003          25,000             .25           3.50        .25      85 months
William Pagano      02/11/2003          20,000             .25           3.75        .25      88 months
James W. Stewart    02/11/2003          25,000             .25           3.50        .25      85 months


         Mr. Korn is employed pursuant to an employment agreement (the "Agreement"), expiring December 31, 2008, at an annual compensation of $150,000 until December 31, 2005 and $200,000 from January 1, 2006 to December 31, 2008. In the event of Mr. Korn's death, the Agreement provides for continued compensation payments for a period of one year. In the event of Mr. Korn's disability, he will receive compensation for the balance of the term of the agreement at the rate of compensation then in effect.

         Mr. Stewart is employed pursuant to an employment agreement expiring December 31, 2004 at a compensation of $250,000 per annum for the year 2004. Mr. Stewart's agreement also provides for annual incentive compensation, based on increases in pre-tax income from a base period of the year ended December 31, 1999. Mr. Stewart voluntarily agreed to an annual salary reduction amounting to $150,000.

         Mr. Pagano is employed pursuant to an employment agreement expiring on December 31, 2005 at a compensation of $200,000 per annum. The agreement also provides for additional incentive compensation based on a percentage of earnings, as defined, of Universal Supply Group, Inc.

         Pursuant to the Private Placement Agreement, during the period ending December 31, 2005, the Company will not increase the salaries of Bernard Korn, William Pagano or James Stewart without the prior consent of Mr. Michael Goldman, a secured subordinated note holder and a director..

         Pursuant to the Company's credit agreement with Wells Fargo Business Credit, Inc. ("WFBCI"), the salaries of Bernard Korn, William Pagano and James
W. Stewart are limited to the amounts in their respective employment agreement and shall not be increased more then 15% in any one year unless a waiver is obtained from WFBCI.

         Members of the Board of Directors, other than those employed by the Company or its subsidiaries, receive a fee of $1,000 for each meeting of the Board attended, limited to $4,000 per annum, in addition to an annual retainer of $2,000. Members of the Board of Directors employed by the Company or its subsidiaries, receive no fees.



                                Performance Graph

                   Comparison of Five Year Cumulative Return*
                         Among Colonial Commercial Corp.
         The NASDAQ Stock Market (U.S.) Index and The Russell 2000 Index


                              12/31/98    12/31/99    12/31/00    12/31/01    12/31/02    12/31/03
                              --------    --------    --------    --------    --------    --------

Colonial Commercial Corp.     100.00      140.54      137.86        31.57         4.32      38.92
NASDAQ Stock Market (U.S.)    100.00      190.62      127.67        70.42        64.84      91.16
Russell 2000                  100.00      121.26      117.59       120.52        95.83     141.11


                 o $100 invested on 12/31/98 in stock or index
                       including reinvestment of dividends
                         Fiscal year ending December 31.

The annual changes for the five-year period are based on the assumption that $100 had been invested on December 31, 1998 and that all dividends were reinvested. The total cumulative dollar returns shown on the graph represent the value that such investments would have had on December 31, 2003.

         Certain Relationships and Related Transactions

         The Company leases a store with a warehouse located in Wharton, New Jersey comprising of 27,000 square feet from Mr. Paul Hildebrandt under a lease that expires in June 2010. The Company paid Mr. Hildebrandt $195,030 and $192,461 during the years ended December 31, 2003 and 2002 respectively. The Company owes Mr. Hildebrandt $200,000 pursuant to a subordinate note in the amount of $150,000, due on September 30, 2008 and a $50,000 convertible note due 50% on July 27, 2008 and 50% on July 27, 2009.

         Pursuant to the Private Placement Agreement, Goldman Associates agreed that it and its affiliates will not until May 31, 2008 without the prior written consent of the Board of Directors of the Company (i) acquire, agree to acquire or make any proposal to acquire any voting securities or assets of the Company or any of its affiliates, (ii) propose to enter into any merger, consolidation, recapitalization, business combination or other similar transaction involving the Company or any of its affiliates, (iii) make, or in any way participate in any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) to vote or seek to advise or influence any person with respect to the voting of any voting securities of the Company or any of its affiliates or (iv) form, join or in any way participate in a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, in connection with any of the foregoing or (v) advise, assist or encourage any other persons in connection with the foregoing.

         Messrs. Goldman, Korn, Pagano, and Rozzi and Ms. Folger each signed a stock purchase and sale standstill agreement in which they agreed until May 31, 2008 not to purchase any stock without written consent from the Company and they will not sell any stock to anyone when such a sale would create a new 5% shareholder unless such person first enters into a similar standstill agreement.

         In the event that Mr. Pagano is no longer chief executive officer of the Company's wholly owned subsidiaries by reason other then disability or death, the Company is in default of its credit agreement with WFBCI unless a waiver is obtained.

         The Company owes Goldman Associates, Inc. of New York, a private Company controlled by Michael Goldman, $750,000 pursuant to a secured note which is subordinate to the Company's senior secured lender, bearing interest at the prime rate and due on December 31, 2008.

RELATIONSHIP WITH AND RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors of the Company, on the recommendation of the audit committee, has appointed the firm of Weiser LLP to serve as independent auditors of the Company for the fiscal year 2004, subject to ratification of this appointment by the stockholders of the Company. If the shareholders disapprove of the selection, the Board of Directors intends to reconsider the selection of auditors, for the fiscal year 2005, since it would be impractical to replace the Company's auditors so late into the Company's current fiscal year.

         On November 20, 2003, KPMG LLP informed the Company that KPMG LLP would not conduct the audit for fiscal year 2003 or any interim period thereof. The audit reports of KPMG LLP on the Company's consolidated financial statements as of and for the years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report of KPMG LLP on the Company's financial statements as of December 31, 2002 and for the year then ended raised substantial doubt about the Company's ability to continue as going concern. In addition, the 2002 report of KPMG LLP included a reference to a change of accounting principles as the report included a reference to a footnote, which discusses that the Company adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" as of January 1, 2002.

         The Company's change of independent accountants was approved by the Company's audit committee and board of directors.

         In connection with the two fiscal years ended December 31, 2002 and the subsequent interim period through November 20, 2003, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with any report.

         On November 20, 2003, the Company engaged Weiser LLP, as it's new independent accountants. Prior to engaging Weiser LLP, the Company did not consult with its new independent accountants regarding any matter under the circumstances described in Item 304 (a)(2) of Regulation S-K.

         Weiser LLP has advised the Company that neither it, nor any of its members, has any direct or material indirect financial interest in the Company.

         For the fiscal year ended December 31, 2003 and 2002, the Company paid the following fees for services rendered during the year or for the audit in respect of that year:

                                     2003                   2002
                                 WEISER, LLP              KPMG, LLP
                                 -----------              ---------

Audit Fees (1)                   $  152,375             $  205,400
Audit-Related Fees (2)               10,475                 25,000
Tax Service Fees (3)                 10,000                 15,000
Other Fees (4)                         -0-                     -0-

         (1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

         (2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees."

         (3) Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advisory and tax planning. These services include assistance regarding federal, state and local tax compliance and tax planning.

         (4) No other fees for professional services rendered to the Company during the fiscal 2003 or 2002 were billed by Weiser LLP or KPMG, LLP, other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures.

The Audit Committee is directly and solely responsible for oversight, engagement and termination of any independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work.

The Committee:

Meets with the independent auditor prior to the audit and discusses the planning and staffing of the audit;

Approves in advance the engagement of the independent auditor for all audit services and non-audit services and approves the fees and other terms of any such engagement;

Obtains periodically from the independent auditor a formal written statement of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, and, in particular, describing all relationships between the auditor and the Company; and discusses with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

The Audit Committee of the Board of Directors has considered whether, and has determined at this time that, the provision of non-audit services by Weiser LLP is compatible with maintaining auditor independence.

One or more representatives of Weiser LLP will be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of the shares of Common Stock and Convertible Preferred Stock of the Company, voting together in person or by proxy as one class, is required to ratify such selection.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WEISER LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

Vote Required

             Election of Directors: Common Directors will be elected at the meeting by a majority of the votes cast by Common Shareholders and Preferred Directors will be elected at the meeting by a majority of the votes cast by the Preferred Shareholders.

             Ratification of the Appointment of Independent Auditors: The appointment of Weiser, LLP as independent auditors requires the affirmative vote of a majority of the common and preferred shares, voting together, present in person or represented by proxy at the meeting and entitled to vote on the matter.

EXPENSE OF SOLICITATION

          The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

SHAREHOLDERS PROPOSALS FOR 2005 ANNUAL MEETING

         Any shareholder proposal intended to be presented at the Company's 2005 Annual Meeting must be received by the Secretary of the Company, 120 New South Road, Hicksville, New York 11801, no later than January 5, 2005 in order to be considered for inclusion in the proxy statement and form of proxy for such meeting.

ANNUAL REPORT

            A copy of our Annual Report on Form 10-K for the 2003 Fiscal Year has been mailed concurrently with this Proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into the Proxy Statement and is not considered proxy solicitation material.


OTHER MATTERS

         Management of the Company knows of no matters to be presented at the Annual Meeting, other than the matters set forth in this proxy statement. However, if any other matters properly come before the meeting, the persons designated as proxies intend to vote such proxies in accordance with their best judgment.

                                             By Order of the Board of Directors,
                                                                James W. Stewart
Hicksville, New York                                                   Secretary
August 20, 2004

                                    EXHIBIT A

                            COLONIAL COMMERCIAL CORP.

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER


I. PURPOSE

The principal purpose of the Audit Committee is to oversee the integrity of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. In particular, the Audit Committee shall oversee
(a) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls,
(b) the Company's compliance with legal and regulatory requirements, (c) the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance, and (d) the fulfillment of the other responsibilities set out herein and as the Board of Directors may from time to time prescribe. The Audit Committee shall also prepare the report required by the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement. The term "independent auditors" means the auditors that perform the audits of the Company that are required under the Securities Exchange Act of 1934 (the "Exchange Act") or the rules of the Commission thereunder.

II. MEETINGS

The Audit Committee shall meet as often as it deems necessary or advisable, but not less frequently than four times annually. The Audit Committee shall meet periodically with the Company's management and its independent auditors in separate or joint sessions as deemed appropriate by the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend any meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

III. MEMBERSHIP

The Audit Committee shall be appointed by the Board and shall be comprised of not fewer than three members of the Company's Board, each of whom shall meet the independence and other requirements of the Nasdaq National Market, the Securities Exchange Act of 1934 (the "Exchange Act"), the rules and regulations of the Commission regarding audit committees, and the rules and regulations of any other relevant body, including those regarding independence and experience. All members of the Audit Committee shall be able to read and understand fundamental financial statements. At least one member of the Audit Committee shall be an audit committee financial expert as defined by the Commission, and at least one member of the Audit Committee shall satisfy any applicable financial sophistication or financial expert requirements of the Nasdaq National Market.

IV. AUTHORITY

The Company's independent auditors are ultimately accountable to the Audit Committee in its capacity as a committee of the Company's Board of Directors (the "Board"), and the independent auditors shall report directly to the Audit Committee. The Audit Committee shall have sole and direct authority and responsibility to select, hire, oversee, evaluate, approve the compensation of, and, where appropriate, replace the Company's independent auditors.

In discharging its oversight role, the Audit Committee is granted the power to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain and determine funding for, at the Company's expense, independent legal counsel, additional independent auditors or other experts and advisors for this purpose. The Company shall provide the Audit Committee with appropriate funding to perform its duties, including payment of the Company's independent auditors and any experts or advisors retained by the Audit Committee.

V. KEY FUNCTIONS AND RESPONSIBILITIES

The following functions shall be the common recurring activities of the Audit Committee in carrying out its duties. The functions and responsibilities are set forth as a guide and may be varied from time to time by the Audit Committee as appropriate under the circumstances.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

                   FINANCIAL STATEMENT AND DISCLOSURE MATTERS

1. Review and discuss with management and the Company's independent auditors the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the Company's independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' review of the quarterly financial statements.

3. Discuss with management and the Company's independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, the quality and adequacy of the Company's internal controls and any special steps adopted in light of material deficiencies in such controls.

4. Review with the auditors and management significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to existing, critical accounting policies or to the application of those policies, the potential effect of alternative accounting policies available under GAAP, the potential impact of regulatory and accounting initiatives and any other significant reporting issues and judgments.

5. Review and discuss with management the Company's financial results to be included in its earnings press releases, including any "pro forma" or "adjusted" non-GAAP information (such function may be performed by the Chairperson of the Audit Committee on behalf of the Audit Committee in the case of quarterly financial results).

6. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification and disclosure process for reports on Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

      OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITORS

7. Pre-approve all auditing services, including the annual audit plan, and permitted non-audit services (including the fees and terms thereof) to be performed for the Company or for the Audit Committee or Board by the Company's independent auditors. However, as permitted pursuant to Section 10A(i)(3) of the Act, authority for such pre-approval may be delegated to one or more Audit Committee members, provided that all approvals of audit and non-audit services pursuant to this delegated authority be presented to the full Audit Committee at its next meeting.

8. Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit. Without management present, discuss with the Company's independent auditors significant matters relating to the conduct of audits and attestation reports on management's assessment of internal control over financial reporting, including any difficulties encountered in the course of audit work, any restrictions on the scope of activities or access to requested information, any significant disagreements with management and the adequacy of the Company's internal control over financial reporting and disclosure controls and procedures. Discuss with the independent auditors matters relating to the report of the Audit Committee that is required by Commission rules to be included in the Company's annual proxy statement.

9. Obtain from the Company's independent auditors annually a formal written statement delineating all relationships between the independent auditors and the Company; discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence; and take or recommend that the Board take appropriate action regarding the independence of the independent auditors. Ensure the rotation of the audit partners as required by law, and monitor the Company's hiring of employees or former employees of the independent auditors to ensure compliance with applicable law.

10. Obtain and review an annual report by the Company's independent auditors describing the firm's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any issues.

11. Evaluate the qualifications, performance and independence of the Company's independent auditors, including considering whether the independent auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditors' independence. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board at least once each year.

                      COMPLIANCE OVERSIGHT RESPONSIBILITIES

12. At the conclusion of each audit, obtain from the Company's independent auditors assurance that during the course of the audit, the auditors did not become aware that an occurrence or a likely occurrence of an illegal act obligates the independent auditors under Section 10A(b) of the Exchange Act to assure that the Audit Committee is adequately informed of such occurrence.

13. Approve or reject proposed related party transactions pursuant to requirements of the Exchange Act or NASDAQ.

14. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

15. Discuss with the Company's General Counsel and outside counsel any legal matters that may have a material impact on the financial statements or the Company's compliance policies.

                                     CHARTER

16. Review and reassess the adequacy of this charter once each year and, if appropriate, make recommendations to the Board as to changes to this charter as the Audit Committee may deem necessary or advisable.

17. Publish this charter in the proxy materials relating to Annual Meetings of Stockholders at least once every three years in accordance with SEC regulations.

                                      OTHER

18. Discuss with management and the Board policies with respect to risk assessment and risk management, and review and discuss with management, the Board and the Company's independent auditors any annual reports by management on the Company's internal control over financial reporting that are required by Commission rules and any related attestation reports that are required from the independent auditors pursuant to Commission rules.

VI. LIMITATION OF AUDIT COMMITTEE'S ROLE


The Audit Committee's role is one of oversight. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Company's independent auditors.

                            COLONIAL COMMERCIAL CORP.


                                  COMMON STOCK


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS





         THE UNDERSIGNED HEREBY APPOINTS BERNARD KORN, WILLIAM PAGANO AND JAMES
W. STEWART, AND EACH OF THEM JOINTLY AND SEVERALLY, PROXIES, WITH FULL POWER OF SUBSTITUTION AND REVOCATION, TO VOTE ON BEHALF OF THE UNDERSIGNED ALL SHARES OF COMMON STOCK OF COLONIAL COMMERCIAL CORP. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2004 OR ANY ADJOURNMENTS THEREOF.





                         PLEASE DATE, SIGN AND MAIL YOUR


                      PROXY CARD BACK AS SOON AS POSSIBLE!





                         ANNUAL MEETING OF SHAREHOLDERS


                            COLONIAL COMMERCIAL CORP.


                                  COMMON STOCK





                               SEPTEMBER 29, 2004





A /X/  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.








1. ELECTION OF DIRECTORS: NOMINEES FOR COMMON STOCK DIRECTORS: MICHAEL GOLDMAN, PAUL HILDEBRANDT, BERNARD KORN, WILLIAM PAGANO, JAMES W. STEWART, CARL L. SUSSMAN FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):


                  ---------------------------------------------





                     FOR                      WITHHELD


                    ----                         ----


                  /----/                       /----/





2. PROPOSAL TO RATIFY THE SELECTION OF WEISER, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR


     ENDING DECEMBER 31, 2004:





                    FOR                 AGAINST                  BSTAIN


                   ----                   ----                    ----


                  /____/                / __  /                   /___/

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.





THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS. GOLDMAN, HILDEBRANDT, KORN, PAGANO, STEWART AND SUSSMAN AND THE RATIFICATION OF THE SELECTION OF WEISER LLP.





PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.











SIGNATURES______________ DATE___________ SIGNATURES ______________DATE__________


NOTE: PLEASE SIGN EXACTLY AS OWNERSHIP APPEARS ON THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                            COLONIAL COMMERCIAL CORP.


                           CONVERTIBLE PREFERRED STOCK


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS





         THE UNDERSIGNED HEREBY APPOINTS BERNARD KORN, WILLIAM PAGANO AND JAMES
W. STEWART, AND EACH OF THEM JOINTLY AND SEVERALLY, PROXIES, WITH FULL POWER OF SUBSTITUTION AND REVOCATION, TO VOTE ON BEHALF OF THE UNDERSIGNED ALL SHARES OF CONVERTIBLE PREFERRED STOCK OF COLONIAL COMMERCIAL CORP. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 29, 2004 OR ANY ADJOURNMENTS THEREOF.





                         PLEASE DATE, SIGN AND MAIL YOUR


                      PROXY CARD BACK AS SOON AS POSSIBLE!





                         ANNUAL MEETING OF SHAREHOLDERS


                            COLONIAL COMMERCIAL CORP.


                           CONVERTIBLE PREFERRED STOCK





                               SEPTEMBER 29, 2004





A /X/  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.








1.  ELECTION OF DIRECTORS:    NOMINEES FOR  PREFERRED  STOCK DIRECTORS:
    WILLIAM KOON, RONALD MILLER AND JACK ROSE





            FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):


                  ---------------------------------------------





                       FOR                                  WITHHELD


                      ----                                       ----


                    /----/                                     /----/








2. PROPOSAL TO RATIFY THE SELECTION OF WEISER LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004:





                     FOR            AGAINST               ABSTAIN


                    ----                   ----                    ----


                   /____/                / __  /                   /___/

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.





THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS. WILLIAM KOON, RONALD MILLER AND JACK ROSE AND THE RATIFICATION OF THE SELECTION OF WEISER LLP.





PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.








SIGNATURES_____________ DATE____________ SIGNATURES _____________DATE___________


NOTE: PLEASE SIGN EXACTLY AS OWNERSHIP APPEARS ON THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.